Amendment I

                    Amendment to FSS Service Agreement #O01718
                                      between
             National Fuel Gas Supply Corporation ( Transporter ) and
                  Connecticut Natural Gas Corporation ( Shipper )

                    Effective:  April 1, 1996 to March 31, 1999

   1. The following rates will be applied to all Storage Service provided within the Quantity Limits set forth in Article I of this Service
   Agreement:

         Capacity Demand                                 $0.0353
         Deliverability Demand                           $2.1556
         Injection/Withdrawal Commodity                  $0.0139

         Applicable surcharges will be added to the rates shown above, except that Transporter shall discount the GRI surcharge to the extent that it can do so without decreasing its retained revenues. Transporter shall apply maximum Surface Operating Allowance.

   2. The parties shall keep the terms of this rate amendment confidential and shall not disclose such terms to any other party, except as required by applicable law, regulation or legal process.

   3. The rates set forth in this amendment shall only apply during the period commencing April 1, 1996, and ending March 31, 1999. If this service Agreement continues in effect beyond March 31, 1999, the maximum rates provided under Rate Schedule FSS shall apply, absent a further agreement between the parties. Upon the request of either party, made no later than March 1, 1998, the parties shall engage in discussions concerning the possibility of a further agreement concerning the rates to be in effect following March 31, 1999.

                                         National Fuel Gas Supply Corporation

                                         By:  John R. Pustulka
                                             ---------------------------------
                                         Title:  Vice President
                                                ------------------------------

                                         Connecticut Natural Gas Corporation

                                         By:  Edna M. Karanian
                                             ---------------------------------
                                         Title:  Assistant Vice President
                                                ------------------------------
                                                 Energy Planning & Procurement
                                                ------------------------------

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